    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 29, 1997

                                                      REGISTRATION NO. 333-37425
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 2
                                       TO
                                    FORM S-3


                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933
                            ------------------------

                      SYNAPTIC PHARMACEUTICAL CORPORATION

                        DELAWARE                                                 22-2859704
            (State or other jurisdiction of                                   (I.R.S. Employer
             incorporation or organization)                                 Identification No.)

                                215 COLLEGE ROAD
                           PARAMUS, NEW JERSEY 07652
                                 (201) 261-1331
    (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)
                         ------------------------------

                              KATHLEEN P. MULLINIX
   CHAIRMAN OF THE BOARD OF DIRECTORS, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                      SYNAPTIC PHARMACEUTICAL CORPORATION
                                215 COLLEGE ROAD
                           PARAMUS, NEW JERSEY 07652
                                 (201) 261-1331
      (Name, address, including zip code, and telephone number, including area code, of agent for service)
                         ------------------------------

                        COPIES OF ALL COMMUNICATIONS TO:

         LISA L. REITER, ESQ.                 ROBERT W. MURRAY JR., ESQ.                GARY L. SELLERS, ESQ.
           GENERAL COUNSEL                      BAKER & BOTTS, L.L.P.                 SIMPSON THACHER & BARTLETT
 SYNAPTIC PHARMACEUTICAL CORPORATION             599 LEXINGTON AVENUE                    425 LEXINGTON AVENUE
           215 COLLEGE ROAD                    NEW YORK, NEW YORK 10022                NEW YORK, NEW YORK 10017
      PARAMUS, NEW JERSEY 07652

                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: As soon as practicable after this registration statement becomes effective.

                         ------------------------------

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act") other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                         ------------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.

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
                                    PART II

                       INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

    (a) Exhibits


EXHIBIT NO.                                         DESCRIPTION OF EXHIBIT
-----------  -----------------------------------------------------------------------------------------------------

       1.1   Form of Underwriting Agreement

    *4.1(a)  Amended and Restated Certificate of Incorporation of the Company, filed December 19, 1995
             (incorporated by reference to Exhibit 3.1(a) to the Company's Quarterly Report on Form 10-Q filed for the quarter ended June 30, 1996, Commission File Number 0-27324)

    *4.1(b)  Certificate of Designations of Series A Junior Participating Preferred Stock filed December 19, 1995
             (incorporated by reference to Exhibit 3.1(b) to the Company's Quarterly Report on Form 10-Q filed for the quarter ended December 31, 1995, Commission File Number 0-27324)

    *4.1(c)  Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Company,
             filed June 5, 1996 (incorporated by reference to Exhibit 3.1(c) to the Company's Quarterly Report on
             Form 10-Q filed for the quarter ended June 30, 1996, Commission File Number 0-27324)

      *4.2   Amended and Restated By-Laws of the Company, as amended on June 4, 1996 (incorporated by reference to
             Exhibit 3.2 to the Company's Quarterly Report on Form 10-Q filed for the quarter ended June 30, 1996,
             Commission File Number 0-27324)

      *4.3   Specimen of Certificate of Common Stock of the Company (incorporated by reference to Exhibit 4 to the
             Company's Registration Statement on Form S-1, as amended (File Number 33-98366), which became effective on December 13, 1995)

      *4.4   Rights Agreement dated as of December 11, 1995, between the Company and Chase Mellon Shareholder
             Services, as Rights Agent (incorporated by reference to Exhibit 4.2 to the Company's Annual Report on
             Form 10-K filed for the fiscal year ended December 31, 1995, Commission File Number 0-27324)

         5   Opinion of Baker & Botts, L.L.P. (including the consent of such firm) regarding legality of securities being offered

      23.1   Consent of Baker & Botts, L.L.P. (included as part of its opinion filed as Exhibit 5 hereto)

     *23.2   Consent of Ernst & Young LLP, independent auditors

       *24   Power of Attorney


------------------------


*   Previously filed.


    (b) Supplemental Financial Statement Schedules

    None.

    All other schedules are omitted because they are not required, are not applicable or the information is included in the Financial Statements or notes thereto.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 29th day of October 1997.


                                SYNAPTIC PHARMACEUTICAL CORPORATION

                                By:  /s/ Robert L. Spence
                                     -----------------------------------------
                                     Robert L. Spence
                                     Senior Vice President, Chief Financial
                                     Officer
                                     and Treasurer


    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement on Form S-3 has been signed below by the following persons (which persons constitute a majority of the Board of Directors) in the capacities and on the dates indicated.



          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

         *
------------------------------  Chairman of the Board of
      Kathleen P. Mullinix,       Directors, President and   October 29, 1997
Ph.D.                             Chief Executive Officer

                                Senior Vice President,
   /s/ Robert L. Spence           Chief Financial Officer
------------------------------    and Treasurer (Principal   October 29, 1997
      Robert L. Spence            Financial and Accounting
                                  Officer)

         *
------------------------------  Director                     October 29, 1997
      Jonathan J. Fleming

         *
------------------------------  Director                     October 29, 1997
      Zola P. Horovitz, Ph.D.

         *
------------------------------  Director                     October 29, 1997
      Eric R. Kandel, M.D.

         *
------------------------------  Director                     October 29, 1997
      John E. Lyons

         *
------------------------------  Director                     October 29, 1997
      Sandra Panem, Ph.D.

         *
------------------------------
      Alison Taunton-Rigby,     Director                     October 29, 1997
Ph.D.

*By: /s/ Robert L. Spence

-------------------------------------------

   Name: Robert L. Spence
   Title: Attorney-in-Fact

                                 EXHIBIT INDEX


EXHIBIT NO.                                         DESCRIPTION OF EXHIBIT
-----------  -----------------------------------------------------------------------------------------------------

       1.1   Form of Underwriting Agreement

    *4.1(a)  Amended and Restated Certificate of Incorporation of the Company, filed December 19, 1995
             (incorporated by reference to Exhibit 3.1(a) to the Company's Quarterly Report on Form 10-Q filed for the quarter ended June 30, 1996, Commission File Number 0-27324)

    *4.1(b)  Certificate of Designations of Series A Junior Participating Preferred Stock filed December 19, 1995
             (incorporated by reference to Exhibit 3.1(b) to the Company's Quarterly Report on Form 10-Q filed for the quarter ended December 31, 1995, Commission File Number 0-27324)

    *4.1(c)  Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Company,
             filed June 5, 1996 (incorporated by reference to Exhibit 3.1(c) to the Company's Quarterly Report on
             Form 10-Q filed for the quarter ended June 30, 1996, Commission File Number 0-27324)

      *4.2   Amended and Restated By-Laws of the Company, as amended on June 4, 1996 (incorporated by reference to
             Exhibit 3.2 to the Company's Quarterly Report on Form 10-Q filed for the quarter ended June 30, 1996,
             Commission File Number 0-27324)

      *4.3   Specimen of Certificate of Common Stock of the Company (incorporated by reference to Exhibit 4 to the
             Company's Registration Statement on Form S-1, as amended (File Number 33-98366), which became effective on December 13, 1995)

      *4.4   Rights Agreement dated as of December 11, 1995, between the Company and Chase Mellon Shareholder
             Services, as Rights Agent (incorporated by reference to Exhibit 4.2 to the Company's Annual Report on
             Form 10-K filed for the fiscal year ended December 31, 1995, Commission File Number 0-27324)

         5   Opinion of Baker & Botts, L.L.P. (including the consent of such firm) regarding legality of securities being offered

      23.1   Consent of Baker & Botts, L.L.P. (included as part of its opinion filed as Exhibit 5 hereto)

     *23.2   Consent of Ernst & Young LLP, independent auditors

       *24   Power of Attorney


------------------------


*   Previously filed.